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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: November 11, 2002
(Date of Earliest Event Reported)

Commission File Number: 1-14208

MOSSIMO, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State Of Other Jurisdiction Incorporation Or Organization)	33-0684524 (I.R.S. Employer Identification Number)
2016 Broadway, Santa Monica, CA (Address of Principal Executive Offices)	90404 (Zip Code)
(310) 460-0040 (Registrant's telephone number, including area code)

ITEM 5. OTHER ITEMS

        See the Press Release attached as Exhibit 99 to this report regarding the Company's arbitration proceeding with Cherokee, Inc.

ITEM 7. EXHIBITS

  99.
  Press Release dated November 13, 2002.

        Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATE: November 14, 2002	MOSSIMO, INC.

By:
/s/ MANUEL MARRERO Manuel Marrero Chief Financial Officer

EXHIBIT INDEX

99.
Press Release dated November 13, 2002

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  ITEM 5. OTHER ITEMS
  ITEM 7. EXHIBITS
EXHIBIT INDEX